Intangible assets	6 Months Ended
Jun. 30, 2026
Intangible assets
Intangible assets

8.Intangible assets

	Development	Patents and
(in EUR 000)	cost	licenses	Total
Cost
Opening value at January 1, 2025	53,410	591	54,001
Additions	1,507	—	1,507
Other movements	(4)	—	(4)
Cost at June 30, 2025	54,913	591	55,504
Opening value at January 1, 2026	55,367	591	55,958
Additions	154	—	154
Cost at June 30, 2026	55,521	591	56,112
Amortization
Opening amortization at January 1, 2025	(3,452)	(168)	(3,620)
Amortization	(456)	(21)	(477)
Amortization at June 30, 2025	(3,908)	(189)	(4,097)
Opening amortization at January 1, 2026	(5,639)	(211)	(5,850)
Amortization	(2,225)	(21)	(2,246)
Amortization at June 30, 2026	(7,864)	(232)	(8,096)
Net book value at June 30, 2025	51,005	402	51,407
Net book value at June 30, 2026	47,657	359	48,016

The Company develops The Genio system. The Company started amortizing the first-generation Genio system in 2021. Following the FDA approval for the Genio system on August 8, 2025, the amortization of the related intangible assets commenced in Q3 2025. Due to the finalization of one of the clinical studies the amortization of the related intangible assets started in Q2 2026. Total amortization amounted to €2.2 million for the six months ended June 30, 2026 (2025: €456,000) and is included in research and development expense.

The Company continues to incur in 2026 development expenses with regard to the improved second-generation Genio system. The total capitalized development expenses amounted to €154,000 and €1.5 million for the six months ended June 30, 2026, and 2025, respectively. The development of the ongoing R&D projects is expected to be finalized in 2026.